MERRILL LYNCH
                                                                   MICHIGAN
                                                                   MUNICIPAL
                                                                   BOND FUND

                               [GRAPHIC OMITTED]

                                                          STRATEGIC
                                                                   Performance

                                                                   Annual Report
                                                                   July 31, 1999

Merrill Lynch Michigan Municipal Bond Fund                         July 31, 1999

TO OUR SHAREHOLDERS

The Municipal Market Environment

During the six months ended July 31, 1999, long-term bond yields rose significantly. Steady US economic growth combined with improvement in foreign economies, most notably Japan and Brazil, as well as an inflation scare in early May put upward pressure on bond yields throughout the period. Continued strong US employment growth, particularly the decline in the US unemployment rate to 4.2% in early June, was among the reasons the Federal Reserve Board cited for raising short-term interest rates in late June. US Treasury bond yields reacted by climbing above 6.15% by late June before improving somewhat to 6.10% by July 31, 1999. During the six-month period ended July 31, 1999, yields on long-term US Treasury bonds increased approximately 100 basis points (1.00%).

Long-term tax-exempt bond yields also rose during the last six months. Until early May, the municipal bond market had been able to withstand much of the upward pressure on bond yields. However, investor concerns regarding ongoing US economic strength and the fear of additional moves by the Federal Reserve Board eventually pushed municipal bond yields higher throughout June and July. The yields on long-term tax-exempt revenue bonds rose almost 50 basis points to 5.65%, as measured by the Bond Buyer Revenue Bond Index.

The ability of the tax-exempt bond market to withstand much of the recent upward pressure on long-term fixed-income bond yields has been a reflection of the continued strong technical position the municipal bond market has enjoyed in recent quarters. During the last six months, more than $120 billion in long-term municipal bonds was underwritten, a decrease of more than 20% compared to the same period a year ago. During the past three months, more than $60 billion in municipal bonds was underwritten. This quarterly issuance represents a decline of nearly 25% compared to the same three-month period in 1998.

Recently, the municipal supply position deteriorated even further. Total issuance in July 1999 of $16.5 billion was more than 30% lower than July 1998 levels. Additionally, in June and July, investors received more than $40 billion in coupon income and proceeds from bond maturities and early bond redemptions. These proceeds have generated significant retail investor interest, easily absorbing the recent diminished supply. This very favorable supply/demand position allowed the tax-exempt bond market to outperform its taxable counterpart in recent months.

However, the recent relative outperformance of the municipal bond market has somewhat reduced the very attractive tax-exempt bond yield ratios that were available at the end of 1998. In December 1998, long-term, uninsured municipal bond yields were higher than those of their taxable counterparts. Historically, long-term tax-exempt bond yields have been approximately 82%-85% of long-term US Treasury bond yields. Municipal bond yields rose at a lower rate in recent months than US Treasury bond yields, causing the yield ratio to decline. At July 31, 1999, long-term municipal bond yields were approximately 92% of their taxable counterparts. Current ratios, while lower than those available at the end of 1998, still represent historically attractive levels. We expect the municipal bond market to maintain its strong technical position for the remainder of 1999. Consequently, there appears to be little reason for the tax-exempt bond market to underperform the taxable US Treasury bond market. This suggests that the present bond yield ratio is likely to be stable in the coming months and a return to a ratio in excess of 100% of taxable Treasury securities is improbable.

Looking ahead, it appears to us that long-term municipal bond yields will trade in a relatively tight range near current levels. Strong US economic performance is being balanced by nearly negligible inflation data, as well as improvements in productivity in both manufacturing and service industries. We believe that future moves by the Federal Reserve Board have largely been discounted by bond markets and are to a great extent reflected in present bond yields.

Any improvement in bond prices is likely to be contingent upon weakening in both US employment growth and consumer spending. The 100 basis point rise in US Treasury bond yields seen thus far this year is likely to negatively affect US economic growth. The US housing market will be among the first sectors likely to be affected, as some declines have already been evidenced because of higher mortgage rates. We believe it is also unrealistic to expect double-digit returns in US equity markets to continue indefinitely. Much of the US consumer's wealth is tied to recent stock market appreciation. Any slowing in these incredible growth rates is likely to reduce consumer spending. We believe that these factors suggest

Merrill Lynch Michigan Municipal Bond Fund                         July 31, 1999

that the worst of the recent increase in bond yields has passed and stable, if not slightly improving, bond prices may be expected.

Fiscal Year in Review

At the start of the fiscal year ended July 31, 1999, the US economy was strong and inflation was low. We opted to maintain a fully invested position going into the second half of the year and sought to maintain a high level of tax-exempt income. We believed that in the absence of any material inflationary pressures and given the enhanced productivity of US companies, any increases in US economic strength would not result in significant increases in interest rates.

However, the Federal Reserve Board raised interest rates in May. Modest improvements in foreign economies also played a factor in the Federal Reserve Board's decision to raise short-term interest rates, which pushed long-term interest rates higher as well. We remained fully invested, believing that the recent spike in bond yields would be temporary. Unfortunately, concerns lingered that the Federal Reserve Board would continue to tighten monetary policy, which occurred after the close of the period at the end of August. These concerns pushed long-term bond yields higher and faster than we expected, negatively affecting Fund performance for the latter half of the fiscal year. Therefore, for the 12 months ended July 31, 1999, the Fund achieved below-average total returns compared to similar Michigan tax-exempt bond funds, as measured by Lipper Analytical Services. However, our overall strategy did allow the Fund to generate above-average dividend yields compared to the industry average. (Complete performance information can be found on pages 3 and 4 of this report to shareholders.)

During the last six months of the fiscal year, long-term Michigan municipal bond issuance declined at a far faster rate than issuance at the national level. Michigan municipalities issued less than $2.8 billion in securities during the last six months, a decline of more than 50% compared to the same period a year ago. Recently, the pace of issuance declined further. During the three months ended July 31, 1999, less than $1.3 billion in Michigan tax-exempt securities was underwritten, which is a decrease of approximately 65% compared to the same period last year.

The relative scarcity of Michigan tax-exempt issues has inhibited us from restructuring the Fund more defensively. Appropriately structured defensive issues have largely been unavailable. The vast majority of new issues has been targeted toward retail investors whose primary interest has been in current coupon or slight discount issues. While we have purchased defensively oriented issues when they are available, such purchases are limited in number and offered a marginal effect in protecting the Fund's net asset valuations.

Market liquidity was reduced because of scarce municipal supply, as reinvestment of large cash positions in a timely fashion would be problematic. More significantly, large defensive cash positions tend to have an immediate, negative impact on the Fund's dividend income. Since we have always placed primary importance on seeking to enhance shareholder income, we typically avoid large cash positions.

In Conclusion

We appreciate your ongoing interest in Merrill Lynch Michigan Municipal Bond Fund, and we look forward to serving your investment needs in the months and years to come.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Fred K. Stuebe

Fred K. Stuebe
Vice President and Portfolio Manager

September 16, 1999

Merrill Lynch Michigan Municipal Bond Fund                         July 31, 1999

PERFORMANCE DATA

About Fund Performance

      Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing(SM) System, which offers four pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

      None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results*

                                                                                                 Standardized
                                                   12 Month       3 Month     Since Inception    30-Day Yield
                                                 Total Return  Total Return    Total Return      As of 7/31/99
==============================================================================================================
ML Michigan Municipal Bond Fund Class A Shares       +0.34%        -2.33%         +38.78%            4.35%
--------------------------------------------------------------------------------------------------------------
ML Michigan Municipal Bond Fund Class B Shares       -0.17         -2.45          +34.27             4.02
--------------------------------------------------------------------------------------------------------------
ML Michigan Municipal Bond Fund Class C Shares       -0.17         -2.48          +29.79             3.92
--------------------------------------------------------------------------------------------------------------
ML Michigan Municipal Bond Fund Class D Shares       +0.34         -2.35          +33.03             4.25
==============================================================================================================

* Investment results shown do not reflect sales charges; results would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's since inception dates are from 1/29/93 for Class A & Class B Shares and from 10/21/94 for Class C & Class D Shares.

Merrill Lynch Michigan Municipal Bond Fund                         July 31, 1999

PERFORMANCE DATA (concluded)

ML Michigan Municipal Bond Fund's Class A and Class B Shares--Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Portfolio's Class A Shares and Class B Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Beginning and ending values are:

                                                           1/29/93**       7/99

ML Michigan
Municipal Bond Fund+--
Class A Shares*                                             $ 9,600      $13,322

ML Michigan
Municipal Bond Fund+--
Class B Shares*                                             $10,000      $13,427

Lehman Brothers Municipal
Bond Index++                                                $10,000      $14,930

ML Michigan Municipal Bond Fund's Class C and Class D Shares--Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Portfolio's Class C and Class D Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Beginning and ending values are:

                                                           10/21/94**      7/99

ML Michigan
Municipal Bond Fund+--
Class C Shares*                                             $10,000      $12,979

ML Michigan
Municipal Bond Fund+--
Class D Shares*                                             $ 9,600      $12,773

Lehman Brothers Municipal
Bond Index++                                                $10,000      $14,235

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**    Commencement of operations.
+ ML Michigan Municipal Bond Fund invests primarily in long-term, investment-grade obligations issued by or on behalf of the state of Michigan, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers.
++ This unmanaged Index consists of long-term revenue bonds, prerefunded bonds, general obligation bonds and insured bonds. The starting date for the Index in the Class C & Class D Shares' graph is from 10/31/94.

      Past performance is not predictive of future performance.

Average Annual Total Return

                                            % Return Without      % Return With
                                              Sales Charge        Sales Charge**
================================================================================
Class A Shares*
================================================================================
Year Ended 6/30/99                                +0.37%              -3.65%
--------------------------------------------------------------------------------
Five Years Ended 6/30/99                          +5.79               +4.93
--------------------------------------------------------------------------------
Inception (1/29/93)
through 6/30/99                                   +5.21               +4.54
--------------------------------------------------------------------------------
*     Maximum sales charge is 4%.
**    Assuming maximum sales charge.

                                                % Return            % Return
                                              Without CDSC         With CDSC**
================================================================================
Class B Shares*
================================================================================
Year Ended 6/30/99                                -0.14%              -3.97%
--------------------------------------------------------------------------------
Five Years Ended 6/30/99                          +5.25               +5.25
--------------------------------------------------------------------------------
Inception (1/29/93)
through 6/30/99                                   +4.68               +4.68
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                                % Return            % Return
                                              Without CDSC         With CDSC**
================================================================================
Class C Shares*
================================================================================
Year Ended 6/30/99                                -0.24%              -1.20%
--------------------------------------------------------------------------------
Inception (10/21/94)
through 6/30/99                                   +5.68               +5.68
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                            % Return Without      % Return With
                                              Sales Charge        Sales Charge**
================================================================================
Class D Shares*
================================================================================
Year Ended 6/30/99                                +0.26%              -3.75%
--------------------------------------------------------------------------------
Inception (10/21/94)
through 6/30/99                                   +6.21               +5.29
--------------------------------------------------------------------------------
*     Maximum sales charge is 4%.
**    Assuming maximum sales charge.

Merrill Lynch Michigan Municipal Bond Fund                         July 31, 1999

SCHEDULE OF INVESTMENTS                                           (in Thousands)

S&P       Moody's     Face                                                                                                   Value
Ratings   Ratings    Amount                                           Issue                                                (Note 1a)
-----------------------------------------------------------------------------------------------------------------------------------
Michigan--97.2%
-----------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa        $2,500    Avondale, Michigan, School District, GO, Refunding, 4.75% due 5/01/2022 (d)                  $ 2,222
-----------------------------------------------------------------------------------------------------------------------------------
AA+       Aa2         1,000    Breitung Township, Michigan, School District, GO, Refunding, 6.30% due 5/01/2019               1,062
-----------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         1,500    Chippewa Valley, Michigan, Schools, GO, Refunding, 5% due 5/01/2027 (d)                        1,388
-----------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         1,000    Decatur, Michigan, Public Schools, Van Burn-Cass Counties, GO, 5% due 5/01/2024 (f)              930
-----------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         2,575    Detroit, Michigan, City School District, GO, Series B, 5% due 5/01/2021 (c)                    2,410
-----------------------------------------------------------------------------------------------------------------------------------
A+        A3          1,000    Detroit, Michigan, Local Development Finance Authority, Tax Increment Refunding Bonds,
                               Senior Series A, 5.375% due 5/01/2021                                                            971
-----------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         1,000    Detroit, Michigan, Sewage Disposal Revenue Bonds, Series A, 5% due 7/01/2027 (b)                 925
-----------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         2,900    Detroit, Michigan, Water Supply System, Revenue Refunding Bonds, INFLOS,
                               9.221% due 7/01/2022 (c)(e)                                                                    3,295
-----------------------------------------------------------------------------------------------------------------------------------
AAA       VMIG1+      1,100    Grand Rapids, Michigan, Water Supply Revenue Refunding Bonds, VRDN,
                               3.05% due 1/01/2020 (a)(c)                                                                     1,100
-----------------------------------------------------------------------------------------------------------------------------------
                               Grand Traverse County, Michigan, Hospital Revenue Refunding Bonds (Munson Healthcare),
                               Series A (d):
AAA       Aaa         1,145      5.50% due 7/01/2018                                                                          1,142
AAA       Aaa           970      6.25% due 7/01/2022                                                                          1,027
-----------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         1,500    Greeneville, Michigan, Public Schools, GO, Refunding, 5% due 5/01/2024 (f)                     1,395
-----------------------------------------------------------------------------------------------------------------------------------
AA+       Aa2         2,500    Haslett, Michigan, Public School District, GO, Refunding, 6.625% due 5/01/2019                 2,678
-----------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         2,000    Kalamazoo, Michigan, Hospital Finance Authority, Hospital Facility Revenue Refunding and
                               Improvement Bonds (Bronson Methodist Hospital), Series A, 6.375% due 5/15/2017 (b)             2,175
-----------------------------------------------------------------------------------------------------------------------------------
                               Kalamazoo, Michigan, Hospital Finance Authority, Hospital Facility Revenue Refunding
                               Bonds (Bronson Methodist Hospital) (b):
NR*       Aaa         1,340      5.25% due 5/15/2018                                                                          1,284
NR*       Aaa         1,500      RIB, Series 138, 7.51% due 5/15/2028 (e)                                                     1,424
-----------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         1,000    Lincoln, Michigan, Consolidated School District, GO, 5% due 5/01/2028 (f)                        924
-----------------------------------------------------------------------------------------------------------------------------------
AAA       VMIG1+        300    Michigan Higher Education, Student Loan Revenue Bonds, VRDN, AMT, Series XII-D,
                               3.10% due 10/01/2015 (a)(d)                                                                      300
-----------------------------------------------------------------------------------------------------------------------------------
AA+       Aa1         2,750    Michigan Municipal Bond Authority Revenue Bonds (Drinking Water Revolving Fund),
                               4.75% due 10/01/2020                                                                           2,462
-----------------------------------------------------------------------------------------------------------------------------------
AA-       NR*         1,895    Michigan State, HDA, Rental Housing Revenue Refunding Bonds, Series A,
                               6.60% due 4/01/2012 (h)                                                                        2,013
-----------------------------------------------------------------------------------------------------------------------------------
AA+       NR*           705    Michigan State, HDA, Revenue Bonds, Series A, 6.50% due 12/01/2017                               739
-----------------------------------------------------------------------------------------------------------------------------------

PORTFOLIO ABBREVIATIONS

To simplify the listings of Merrill Lynch Michigan Municipal Bond Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT       Alternative Minimum Tax (subject to)
GO        General Obligation Bonds
HDA       Housing Development Authority
INFLOS    Inverse Floating Rate Municipal Bonds
RIB       Residual Interest Bonds
RITR      Residual Interest Trust Receipts
VRDN      Variable Rate Demand Notes

Merrill Lynch Michigan Municipal Bond Fund                         July 31, 1999

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

S&P       Moody's     Face                                                                                                   Value
Ratings   Ratings    Amount                                           Issue                                                (Note 1a)
-----------------------------------------------------------------------------------------------------------------------------------
Michigan (concluded)
-----------------------------------------------------------------------------------------------------------------------------------
AA+       NR*        $2,120    Michigan State, HDA, Revenue Refunding Bonds, AMT, Series D, 6.85% due 6/01/2026 (g)         $ 2,213
-----------------------------------------------------------------------------------------------------------------------------------
                               Michigan State Hospital Finance Authority, Revenue Refunding Bonds:
NR*       A1          1,500      (McLaren Health Care Corp.), Series A, 5% due 6/01/2028                                      1,319
AA-       Aa3         1,330      (Mercy Health Services), Series S, 5.50% due 8/15/2020                                       1,298
-----------------------------------------------------------------------------------------------------------------------------------
BBB+      Baa3        1,000    Michigan State Strategic Fund, Limited Obligation Revenue Bonds (Waste Management Inc.
                               Project), AMT, 6.625% due 12/01/2012                                                           1,059
-----------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         1,500    Michigan State Strategic Fund, Limited Obligation Revenue Refunding Bonds
                               (Detroit Edison Company), AMT, Series A, 5.55% due 9/01/2029 (b)                               1,470
-----------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         2,000    Michigan State Trunk Line, Revenue Refunding Bonds, Series A, 5% due 11/01/2026 (b)            1,851
-----------------------------------------------------------------------------------------------------------------------------------
                               Muskegon Heights, Michigan, Public Schools, GO (b):
AAA       Aaa         1,000      5% due 5/01/2024                                                                               930
AAA       Aaa         1,000      5% due 5/01/2029                                                                               922
-----------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         2,000    Ravenna, Michigan, Public Schools, GO, 5.25% due 5/01/2024 (c)                                 1,920
-----------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         1,600    Richmond, Michigan, Community School District, GO, Refunding, 4.75% due 5/01/2022 (c)          1,434
-----------------------------------------------------------------------------------------------------------------------------------
                               Royal Oak, Michigan, Hospital Finance Authority Revenue Bonds:
AA        Aa3         1,785      (Beaumont Properties, Inc.), Series E, 6.625% due 1/01/2019                                  1,885
AA        VMIG1+      1,100      (William Beaumont Hospital), VRDN, Series L, 3.25% due 1/01/2027 (a)                         1,100
-----------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         1,000    Saint Clair County, Michigan, Economic Revenue Refunding Bonds (Detroit Edison Co.
                               Project), Series AA, 6.40% due 8/01/2024 (d)                                                   1,093
-----------------------------------------------------------------------------------------------------------------------------------
                               Southgate, Michigan, Community School District, GO (c):
AAA       Aaa         1,000      5.75% due 5/01/2015                                                                          1,038
AAA       Aaa         1,500      5% due 5/01/2025                                                                             1,393
-----------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         2,000    Three Rivers, Michigan, Community Schools, GO, Refunding, 5% due 5/01/2023 (f)                 1,863
-----------------------------------------------------------------------------------------------------------------------------------
                               University of Michigan, University Revenue Bonds, VRDN, Series A (a):
A1+       VMIG1+      1,300      (Hospital), 3.30% due 12/01/2027                                                             1,300
A1+       VMIG1+        100      (Medical Service Plan), 3.30% due 12/01/2027                                                   100
-----------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         1,500    Warren, Michigan, Water and Sewer Revenue Bonds, 5.25% due 11/01/2026 (f)                      1,437
-----------------------------------------------------------------------------------------------------------------------------------
                               Wayne Charter County, Michigan, Airport Revenue Bonds (Detroit Metropolitan--
                               Wayne County Airport) (b):
AAA       Aaa         2,090      AMT, Series A, 5% due 12/01/2028                                                             1,888
AAA       Aaa         2,185      Series B, 5% due 12/01/2028                                                                  2,012
-----------------------------------------------------------------------------------------------------------------------------------
NR*       Aaa         2,000    Wayne Charter County, Michigan, Airport Revenue Bonds, RIB, AMT,
                               Series 68, 7.155% due 12/01/2017 (b)(e)                                                        1,928
-----------------------------------------------------------------------------------------------------------------------------------
                               Wayne State University, Michigan, University Revenue Refunding Bonds (c):
AAA       Aaa         1,350      5.25% due 11/15/2019                                                                         1,320
AAA       Aaa         3,500      5.125% due 11/15/2029                                                                        3,283
-----------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         2,000    Ypsilanti, Michigan, School District, GO, Refunding, 5.375% due 5/01/2026 (c)                  1,949
-----------------------------------------------------------------------------------------------------------------------------------

Merrill Lynch Michigan Municipal Bond Fund                         July 31, 1999

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

S&P       Moody's     Face                                                                                                   Value
Ratings   Ratings    Amount                                           Issue                                                (Note 1a)
-----------------------------------------------------------------------------------------------------------------------------------
Puerto Rico--4.1%
-----------------------------------------------------------------------------------------------------------------------------------
NR*       NR*        $3,000    Puerto Rico, Revenue Bonds, RITR, 7.47% due 7/01/2027 (b)(e)                                 $ 2,981
-----------------------------------------------------------------------------------------------------------------------------------
Total Investments (Cost--$73,097)--101.3%                                                                                    72,852

Variation Margin on Financial Futures Contracts**--0.1%                                                                          52

Liabilities in Excess of Other Assets--(1.4%)                                                                                  (999)
                                                                                                                            -------
Net Assets--100.0%                                                                                                          $71,905
                                                                                                                            =======
-----------------------------------------------------------------------------------------------------------------------------------

(a) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at July 31, 1999.
(b)   MBIA Insured.
(c)   FGIC Insured.
(d)   AMBAC Insured.
(e) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at July 31, 1999.
(f)   FSA Insured.
(g)   FHA Insured.
(h) All or a portion of security held as collateral in connection with open financial futures contracts.
*     Not Rated.
**    Financial futures contracts sold as of July 31, 1999 were as follows:
      ----------------------------------------------------------------------
                                                              (in Thousands)
      ----------------------------------------------------------------------
      Number of                            Expiration             Value
      Contracts         Issue                 Date           (Notes 1a & 1b)
      ----------------------------------------------------------------------
         150      US Treasury Bonds      September 1999           $17,245
      ----------------------------------------------------------------------
      Total Financial Futures Contracts Sold
      (Total Contract Price--$17,525)                             $17,245
                                                                  =======
      ----------------------------------------------------------------------
+     Highest short-term rating by Moody's Investors Service, Inc.
Ratings of issues shown have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.

Merrill Lynch Michigan Municipal Bond Fund                         July 31, 1999

FINANCIAL INFORMATION

Statement of Assets and Liabilities as of July 31, 1999

Assets:              Investments, at value (identified cost--$73,097,371) (Note 1a) ..............                   $72,851,838
                     Cash ........................................................................                       118,503
                     Receivables:
                       Interest ..................................................................     $  819,451
                       Variation margin (Note 1b) ................................................         51,562
                       Beneficial interest sold ..................................................         10,288        881,301
                                                                                                       ----------
                     Prepaid expenses and other assets ...........................................                         1,319
                                                                                                                     -----------
                     Total assets ................................................................                    73,852,961
                                                                                                                     -----------
--------------------------------------------------------------------------------------------------------------------------------
Liabilities:         Payables:
                       Securities purchased ......................................................      1,486,995
                       Beneficial interest redeemed ..............................................        197,678
                       Dividends to shareholders (Note 1e) .......................................         51,332
                       Investment adviser (Note 2) ...............................................         35,297
                       Distributor (Note 2) ......................................................         26,715      1,798,017
                                                                                                       ----------
                     Accrued expenses and other liabilities ......................................                       149,659
                                                                                                                     -----------
                     Total liabilities ...........................................................                     1,947,676
                                                                                                                     -----------
--------------------------------------------------------------------------------------------------------------------------------
Net Assets:          Net assets ..................................................................                   $71,905,285
                                                                                                                     ===========
--------------------------------------------------------------------------------------------------------------------------------
Net Assets           Class A Shares of beneficial interest, $.10 par value, unlimited number of
Consist of:          shares authorized ...........................................................                       $94,679
                     Class B Shares of beneficial interest, $.10 par value, unlimited number of
                     shares authorized ...........................................................                       547,419
                     Class C Shares of beneficial interest, $.10 par value, unlimited number of
                     shares authorized ...........................................................                        39,854
                     Class D Shares of beneficial interest, $.10 par value, unlimited number of
                     shares authorized ...........................................................                        43,531
                     Paid-in capital in excess of par ............................................                    73,215,778
                     Accumulated realized capital losses on investments--net (Note 5) ............                    (2,070,756)
                     Unrealized appreciation on investments--net .................................                        34,780
                                                                                                                     -----------
                     Net assets ..................................................................                   $71,905,285
                                                                                                                     ===========
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value:     Class A--Based on net assets of $9,384,407 and 946,786 shares
                     of beneficial interest outstanding ..........................................                         $9.91
                                                                                                                     ===========
                     Class B--Based on net assets of $54,258,949 and 5,474,191 shares
                     of beneficial interest outstanding ..........................................                         $9.91
                                                                                                                     ===========
                     Class C--Based on net assets of $3,950,059 and 398,541 shares
                     of beneficial interest outstanding ..........................................                         $9.91
                                                                                                                     ===========
                     Class D--Based on net assets of $4,311,870 and 435,313 shares
                     of beneficial interest outstanding ..........................................                         $9.91
                                                                                                                     ===========
--------------------------------------------------------------------------------------------------------------------------------

            See Notes to Financial Statements.

Merrill Lynch Michigan Municipal Bond Fund                         July 31, 1999

Statement of Operations

                                                                                                   For the Year Ended
                                                                                                        July 31, 1999
---------------------------------------------------------------------------------------------------------------------
Investment Income       Interest and amortization of premium and discount earned                          $ 4,270,812
(Note 1d):
---------------------------------------------------------------------------------------------------------------------
Expenses:               Investment advisory fees (Note 2) .................................  $ 431,736
                        Account maintenance and distribution fees--Class B (Note 2) .......    298,556
                        Printing and shareholder reports ..................................     94,906
                        Accounting services (Note 2) ......................................     84,307
                        Professional fees .................................................     62,840
                        Transfer agent fees--Class B (Note 2) .............................     30,373
                        Account maintenance and distribution fees--Class C (Note 2) .......     22,268
                        Registration fees .................................................      8,950
                        Custodian fees ....................................................      6,071
                        Pricing fees ......................................................      5,695
                        Trustees' fees and expenses .......................................      4,602
                        Transfer agent fees--Class A (Note 2) .............................      4,527
                        Account maintenance fees--Class D (Note 2) ........................      4,335
                        Transfer agent fees--Class C (Note 2) .............................      1,902
                        Transfer agent fees--Class D (Note 2) .............................      1,860
                        Other .............................................................      2,466
                                                                                             ---------
                        Total expenses ....................................................                 1,065,394
                                                                                                          -----------
                        Investment income--net ............................................                 3,205,418
                                                                                                          -----------
---------------------------------------------------------------------------------------------------------------------
Realized & Unreal-      Realized gain on investments--net .................................                 1,219,061
ized Gain (Loss) on     Change in unrealized appreciation on investments--net .............                (4,325,424)
Investments--Net                                                                                          -----------
(Notes 1b, 1d & 3):     Net Increase in Net Assets Resulting from Operations ..............               $    99,055
                                                                                                          ===========
---------------------------------------------------------------------------------------------------------------------

            See Notes to Financial Statements.

Merrill Lynch Michigan Municipal Bond Fund                         July 31, 1999

Statements of Changes in Net Assets

                                                                                                 For the Year Ended July 31,
                                                                                                ----------------------------
Increase (Decrease) in Net Assets:                                                                  1999            1998
----------------------------------------------------------------------------------------------------------------------------
Operations:            Investment income--net ...............................................   $  3,205,418    $  3,575,530
                       Realized gain on investments--net ....................................      1,219,061         654,487
                       Change in unrealized appreciation on investments--net ................     (4,325,424)       (746,032)
                                                                                                ------------    ------------
                       Net increase in net assets resulting from operations .................         99,055       3,483,985
                                                                                                ------------    ------------
----------------------------------------------------------------------------------------------------------------------------
Dividends to           Investment income--net:
Shareholders             Class A ............................................................       (484,014)       (592,425)
(Note 1e):               Class B ............................................................     (2,386,410)     (2,738,487)
                         Class C ............................................................       (144,265)        (75,788)
                         Class D ............................................................       (190,729)       (168,830)
                                                                                                ------------    ------------
                       Net decrease in net assets resulting from dividends to shareholders ..     (3,205,418)     (3,575,530)
                                                                                                ------------    ------------
----------------------------------------------------------------------------------------------------------------------------
Beneficial Interest    Net decrease in net assets derived from beneficial interest
Transactions           transactions .........................................................     (5,276,184)     (1,440,463)
(Note 4):                                                                                       ------------    ------------
----------------------------------------------------------------------------------------------------------------------------
Net Assets:            Total decrease in net assets .........................................     (8,382,547)     (1,532,008)
                       Beginning of year ....................................................     80,287,832      81,819,840
                                                                                                ------------    ------------
                       End of year ..........................................................   $ 71,905,285    $ 80,287,832
                                                                                                ============    ============
----------------------------------------------------------------------------------------------------------------------------

            See Notes to Financial Statements.

Merrill Lynch Michigan Municipal Bond Fund                         July 31, 1999

Financial Highlights

                                                                                              Class A
The following per share data and ratios have been derived           ------------------------------------------------------------
from information provided in the financial statements.                               For the Year Ended July 31,
                                                                    ------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                               1999         1998         1997         1996         1995
--------------------------------------------------------------------------------------------------------------------------------
Per Share            Net asset value, beginning of year .........   $  10.33     $  10.34     $   9.92     $   9.85     $   9.84
Operating                                                           --------     --------     --------     --------     --------
Performance:         Investment income--net .....................        .46          .50          .52          .54          .53
                     Realized and unrealized gain (loss) on
                     investments--net ...........................       (.42)        (.01)         .42          .07          .01
                                                                    --------     --------     --------     --------     --------
                     Total from investment operations ...........        .04          .49          .94          .61          .54
                                                                    --------     --------     --------     --------     --------
                     Less dividend from investment income--net ..       (.46)        (.50)        (.52)        (.54)        (.53)
                                                                    --------     --------     --------     --------     --------
                     Net asset value, end of year ...............   $   9.91     $  10.33     $  10.34     $   9.92     $   9.85
                                                                    ========     ========     ========     ========     ========
--------------------------------------------------------------------------------------------------------------------------------
Total Investment     Based on net asset value per share .........        .34%        4.84%        9.79%        6.25%        5.79%
Return:*                                                            ========     ========     ========     ========     ========
--------------------------------------------------------------------------------------------------------------------------------
Ratios to            Expenses, net of reimbursement .............        .93%         .80%         .57%         .49%         .50%
Average                                                             ========     ========     ========     ========     ========
Net Assets:          Expenses ...................................        .93%         .83%         .80%         .82%         .88%
                                                                    ========     ========     ========     ========     ========
                     Investment income--net .....................       4.51%        4.81%        5.21%        5.35%        5.57%
                                                                    ========     ========     ========     ========     ========
--------------------------------------------------------------------------------------------------------------------------------
Supplemental         Net assets, end of year (in thousands) .....   $  9,384     $ 11,762     $ 11,841     $ 11,468     $ 11,838
Data:                                                               ========     ========     ========     ========     ========
                     Portfolio turnover .........................     129.08%       65.39%       35.09%       69.34%      123.61%
                                                                    ========     ========     ========     ========     ========
--------------------------------------------------------------------------------------------------------------------------------

      *     Total investment returns exclude the effects of sales charges.

            See Notes to Financial Statements.

Merrill Lynch Michigan Municipal Bond Fund                         July 31, 1999

Financial Highlights (continued)

                                                                                              Class B
The following per share data and ratios have been derived           ------------------------------------------------------------
from information provided in the financial statements.                               For the Year Ended July 31,
                                                                    ------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                               1999         1998         1997         1996         1995
--------------------------------------------------------------------------------------------------------------------------------
Per Share            Net asset value, beginning of year .........   $  10.33     $  10.34     $   9.92     $   9.85     $   9.84
Operating                                                           --------     --------     --------     --------     --------
Performance:         Investment income--net .....................        .41          .45          .47          .49          .49
                     Realized and unrealized gain (loss) on
                     investments--net ...........................       (.42)        (.01)         .42          .07          .01
                                                                    --------     --------     --------     --------     --------
                     Total from investment operations ...........       (.01)         .44          .89          .56          .50
                                                                    --------     --------     --------     --------     --------
                     Less dividend from investment income--net ..       (.41)        (.45)        (.47)        (.49)        (.49)
                                                                    --------     --------     --------     --------     --------
                     Net asset value, end of year ...............   $   9.91     $  10.33     $  10.34     $   9.92     $   9.85
                                                                    ========     ========     ========     ========     ========
--------------------------------------------------------------------------------------------------------------------------------
Total Investment     Based on net asset value per share .........       (.17%)       4.31%        9.23%        5.70%        5.25%
Return:*                                                            ========     ========     ========     ========     ========
--------------------------------------------------------------------------------------------------------------------------------
Ratios to            Expenses, net of reimbursement .............       1.44%        1.31%        1.08%        1.00%        1.02%
Average                                                             ========     ========     ========     ========     ========
Net Assets:          Expenses ...................................       1.44%        1.34%        1.31%        1.33%        1.40%
                                                                    ========     ========     ========     ========     ========
                     Investment income--net .....................       4.00%        4.30%        4.70%        4.84%        5.05%
                                                                    ========     ========     ========     ========     ========
--------------------------------------------------------------------------------------------------------------------------------
Supplemental         Net assets, end of year (in thousands) .....   $ 54,259     $ 61,918     $ 65,166     $ 67,770     $ 60,699
Data:                                                               ========     ========     ========     ========     ========
                     Portfolio turnover .........................     129.08%       65.39%       35.09%       69.34%      123.61%
                                                                    ========     ========     ========     ========     ========
--------------------------------------------------------------------------------------------------------------------------------

      *     Total investment returns exclude the effects of sales charges.

            See Notes to Financial Statements.

Merrill Lynch Michigan Municipal Bond Fund                         July 31, 1999

Financial Highlights (continued)

                                                                                               Class C
                                                                     ------------------------------------------------------------
                                                                                                                         For the
                                                                                                                          Period
The following per share data and ratios have been derived                                                                Oct. 21,
from information provided in the financial statements.                         For the Year Ended July 31,               1994+ to
                                                                     -----------------------------------------------     July 31,
Increase (Decrease) in Net Asset Value:                                1999         1998         1997         1996         1995
---------------------------------------------------------------------------------------------------------------------------------
Per Share            Net asset value, beginning of period ........   $  10.32     $  10.33     $   9.92     $   9.85     $   9.44
Operating                                                            --------     --------     --------     --------     --------
Performance:         Investment income--net ......................        .40          .43          .46          .48          .37
                     Realized and unrealized gain (loss) on
                     investments--net ............................       (.41)        (.01)         .41          .07          .41
                                                                     --------     --------     --------     --------     --------
                     Total from investment operations ............       (.01)         .42          .87          .55          .78
                                                                     --------     --------     --------     --------     --------
                     Less dividends from investment income--net ..       (.40)        (.43)        (.46)        (.48)        (.37)
                                                                     --------     --------     --------     --------     --------
                     Net asset value, end of period ..............   $   9.91     $  10.32     $  10.33     $   9.92     $   9.85
                                                                     ========     ========     ========     ========     ========
---------------------------------------------------------------------------------------------------------------------------------
Total Investment     Based on net asset value per share ..........       (.17%)       4.20%        9.01%        5.59%        8.39%++
Return:**                                                            ========     ========     ========     ========     ========
---------------------------------------------------------------------------------------------------------------------------------
Ratios to            Expenses, net of reimbursement ..............       1.55%        1.42%        1.18%        1.11%        1.16%*
Average                                                              ========     ========     ========     ========     ========
Net Assets:          Expenses ....................................       1.55%        1.45%        1.41%        1.43%        1.51%*
                                                                     ========     ========     ========     ========     ========
                     Investment income--net ......................       3.89%        4.18%        4.60%        4.73%        4.91%*
                                                                     ========     ========     ========     ========     ========
---------------------------------------------------------------------------------------------------------------------------------
Supplemental         Net assets, end of period (in thousands) ....   $  3,950     $  2,802     $  1,319     $  1,871     $    839
Data:                                                                ========     ========     ========     ========     ========
                     Portfolio turnover ..........................     129.08%       65.39%       35.09%       69.34%      123.61%
                                                                     ========     ========     ========     ========     ========
---------------------------------------------------------------------------------------------------------------------------------

      *     Annualized.
      **    Total investment returns exclude the effects of sales charges.
      +     Commencement of operations.
      ++    Aggregate total investment return.

            See Notes to Financial Statements.

Merrill Lynch Michigan Municipal Bond Fund                         July 31, 1999

FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)

                                                                                               Class D
                                                                     ------------------------------------------------------------
                                                                                                                         For the
                                                                                                                          Period
The following per share data and ratios have been derived                                                                Oct. 21,
from information provided in the financial statements.                         For the Year Ended July 31,               1994+ to
                                                                     -----------------------------------------------     July 31,
Increase (Decrease) in Net Asset Value:                                1999         1998         1997         1996         1995
---------------------------------------------------------------------------------------------------------------------------------
Per Share            Net asset value, beginning of period ........   $  10.32     $  10.33     $   9.91     $   9.85     $   9.44
Operating                                                            --------     --------     --------     --------     --------
Performance:         Investment income--net ......................        .45          .49          .51          .53          .41
                     Realized and unrealized gain (loss) on
                     investments--net ............................       (.41)        (.01)         .42          .06          .41
                                                                     --------     --------     --------     --------     --------
                     Total from investment operations ............        .04          .48          .93          .59          .82
                                                                     --------     --------     --------     --------     --------
                     Less dividends from investment income--net ..       (.45)        (.49)        (.51)        (.53)        (.41)
                                                                     --------     --------     --------     --------     --------
                     Net asset value, end of period ..............   $   9.91     $  10.32     $  10.33     $   9.91     $   9.85
                                                                     ========     ========     ========     ========     ========
---------------------------------------------------------------------------------------------------------------------------------
Total Investment     Based on net asset value per share ..........        .34%        4.74%        9.69%        6.04%        8.84%++
Return:**                                                            ========     ========     ========     ========     ========
---------------------------------------------------------------------------------------------------------------------------------
Ratios to            Expenses, net of reimbursement ..............       1.04%         .90%         .68%         .59%         .63%*
Average                                                              ========     ========     ========     ========     ========
Net Assets:          Expenses ....................................       1.04%         .93%         .90%         .91%         .98%*
                                                                     ========     ========     ========     ========     ========
                     Investment income--net ......................       4.40%        4.71%        5.11%        5.24%        5.46%*
                                                                     ========     ========     ========     ========     ========
---------------------------------------------------------------------------------------------------------------------------------
Supplemental         Net assets, end of period (in thousands) ....   $  4,312     $  3,806     $  3,494     $  1,842     $  1,045
Data:                                                                ========     ========     ========     ========     ========
                     Portfolio turnover ..........................     129.08%       65.39%       35.09%       69.34%      123.61%
                                                                     ========     ========     ========     ========     ========
---------------------------------------------------------------------------------------------------------------------------------

      *     Annualized.
      **    Total investment returns exclude the effects of sales charges.
      +     Commencement of operations.
      ++    Aggregate total investment return.

            See Notes to Financial Statements.

Merrill Lynch Michigan Municipal Bond Fund                         July 31, 1999

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Merrill Lynch Michigan Municipal Bond Fund (the "Fund") is part of Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. The Fund offers four classes of shares under the Merrill Lynch Select Pricing(SM) System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

Merrill Lynch Michigan Municipal Bond Fund                         July 31, 1999

NOTES TO FINANCIAL STATEMENTS (concluded)

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is a limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor ("MLFD" or the "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: .55% of the Fund's average daily net assets not exceeding $500 million; .525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and .50% of average daily net assets in excess of $1 billion.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

-------------------------------------------------------------------------------
                                                      Account
                                                    Maintenance    Distribution
                                                        Fee             Fee
-------------------------------------------------------------------------------
Class B ........................................        .25%            .25%
Class C ........................................        .25%            .35%
Class D ........................................        .10%             --
-------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended July 31, 1999, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

-------------------------------------------------------------------------------
                                                            MLFD         MLPF&S
-------------------------------------------------------------------------------
Class A ..............................................      $237        $ 2,202
Class D ..............................................      $675        $17,507
-------------------------------------------------------------------------------

For the year ended July 31, 1999, MLPF&S received contingent deferred sales charges of $66,089 and $2,977 relating to transactions in Class B and Class C Shares, respectively.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, PFD, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended July 31, 1999 were $91,900,234 and $94,305,690, respectively.

Net realized gains for the year ended July 31, 1999 and net unrealized gains (losses) as of July 31, 1999 were as follows:

-------------------------------------------------------------------------------
                                                      Realized      Unrealized
                                                        Gains     Gains (Losses)
-------------------------------------------------------------------------------
Long-term investments ...........................   $  1,179,671   $   (245,533)
Financial futures contracts .....................         39,390        280,313
                                                    ------------   ------------
Total ...........................................   $  1,219,061   $     34,780
                                                    ============   ============
-------------------------------------------------------------------------------

As of July 31, 1999, net unrealized depreciation for Federal income tax purposes aggregated $245,533, of which $1,445,126 is related to appreciated securities and $1,690,659 is related to depreciated securities. The aggregate cost of investments at July 31, 1999 for Federal income tax purposes was $73,097,371.

Merrill Lynch Michigan Municipal Bond Fund                         July 31, 1999

4. Beneficial Interest Transactions:

Net decrease in net assets derived from beneficial interest transactions was $5,276,184 and $1,440,463 for the years ended July 31, 1999 and July 31, 1998, respectively.

Transactions in shares of beneficial interest for each class were as follows:

-------------------------------------------------------------------------------
Class A Shares for the Year                                           Dollar
Ended July 31, 1999                                   Shares          Amount
-------------------------------------------------------------------------------
Shares sold ....................................        180,075    $  1,866,875
Shares issued to shareholders
in reinvestment of dividends ...................         24,067         247,826
                                                   ------------    ------------
Total issued ...................................        204,142       2,114,701
Shares redeemed ................................       (396,455)     (4,084,167)
                                                   ------------    ------------
Net decrease ...................................       (192,313)   $ (1,969,466)
                                                   ============    ============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class A Shares for the Year                                           Dollar
Ended July 31, 1998                                   Shares          Amount
-------------------------------------------------------------------------------
Shares sold ....................................        241,289    $  2,488,207
Shares issued to shareholders
in reinvestment of dividends ...................         29,942         308,701
                                                   ------------    ------------
Total issued ...................................        271,231       2,796,908
Shares redeemed ................................       (277,717)     (2,866,081)
                                                   ------------    ------------
Net decrease ...................................         (6,486)   $    (69,173)
                                                   ============    ============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class B Shares for the Year                                           Dollar
Ended July 31, 1999                                   Shares          Amount
-------------------------------------------------------------------------------
Shares sold ....................................        628,886    $  6,491,705
Shares issued to shareholders
in reinvestment of dividends ...................         84,862         873,290
                                                   ------------    ------------
Total issued ...................................        713,748       7,364,995
Automatic conversion
of shares ......................................        (11,568)       (117,500)
Shares redeemed ................................     (1,224,642)    (12,574,959)
                                                   ------------    ------------
Net decrease ...................................       (522,462)   $ (5,327,464)
                                                   ============    ============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class B Shares for the Year                                           Dollar
Ended July 31, 1998                                   Shares          Amount
-------------------------------------------------------------------------------
Shares sold ....................................        810,906    $  8,356,107
Shares issued to shareholders
in reinvestment of dividends ...................         95,226         981,498
                                                   ------------    ------------
Total issued ...................................        906,132       9,337,605
Automatic conversion
of shares ......................................           (727)         (7,562)
Shares redeemed ................................     (1,213,594)    (12,500,841)
                                                   ------------    ------------
Net decrease ...................................       (308,189)   $ (3,170,798)
                                                   ============    ============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class C Shares for the Year                                           Dollar
Ended July 31, 1999                                   Shares          Amount
-------------------------------------------------------------------------------
Shares sold ....................................        194,056    $  2,009,738
Shares issued to shareholders
in reinvestment of dividends ...................         10,706         110,045
                                                   ------------    ------------
Total issued ...................................        204,762       2,119,783
Shares redeemed ................................        (77,674)       (795,204)
                                                   ------------    ------------
Net increase ...................................        127,088    $  1,324,579
                                                   ============    ============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class C Shares for the Year                                           Dollar
Ended July 31, 1998                                   Shares          Amount
-------------------------------------------------------------------------------
Shares sold ....................................        165,102    $  1,701,603
Shares issued to shareholders
in reinvestment of dividends ...................          5,574          57,489
                                                   ------------    ------------
Total issued ...................................        170,676       1,759,092
Shares redeemed ................................        (26,858)       (276,788)
                                                   ------------    ------------
Net increase ...................................        143,818    $  1,482,304
                                                   ============    ============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class D Shares for the Year                                           Dollar
Ended July 31, 1999                                   Shares          Amount
-------------------------------------------------------------------------------
Shares sold ....................................        135,821    $  1,410,405
Automatic conversion
of shares ......................................         11,575         117,500
Shares issued to shareholders
in reinvestment of dividends ...................         12,826         131,764
                                                   ------------    ------------
Total issued ...................................        160,222       1,659,669
Shares redeemed ................................        (93,734)       (963,502)
                                                   ------------    ------------
Net increase ...................................         66,488    $    696,167
                                                   ============    ============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class D Shares for the Year                                           Dollar
Ended July 31, 1998                                   Shares          Amount
-------------------------------------------------------------------------------
Shares sold ....................................         68,559    $    708,322
Automatic conversion
of shares ......................................            727           7,562
Shares issued to shareholders
in reinvestment of dividends ...................         10,438         107,539
                                                   ------------    ------------
Total issued ...................................         79,724         823,423
Shares redeemed ................................        (49,201)       (506,219)
                                                   ------------    ------------
Net increase ...................................         30,523    $    317,204
                                                   ============    ============
--------------------------------------------------------------------------------

5. Capital Loss Carryforward:

At July 31, 1999, the Fund had a capital loss carryforward of approximately $1,165,000, of which $708,000 expires in 2004 and $457,000 expires in 2005. This amount will be available to offset like amounts of any future taxable gains.

Merrill Lynch Michigan Municipal Bond Fund                         July 31, 1999

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders,
Merrill Lynch Michigan Municipal Bond Fund of
Merrill Lynch Multi-State Municipal Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Michigan Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust as of July 31, 1999, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at July 31, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Michigan Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust as of July 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
September 16, 1999

IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid monthly by Merrill Lynch Michigan Municipal Bond Fund during its taxable year ended July 31, 1999 qualify as tax-exempt interest dividends for Federal income tax purposes.

Additionally, there were no capital gains distributions made by the Fund during the year.

Please retain this information for your records.

Merrill Lynch Michigan Municipal Bond Fund                         July 31, 1999

OFFICERS AND TRUSTEES

Terry K. Glenn, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Robert R. Martin, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Arthur Zeikel, Trustee
Vincent R. Giordano, Senior Vice President
Kenneth A. Jacob, Vice President
Fred K. Stuebe, Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch Michigan
Municipal Bond Fund
Merrill Lynch Multi-State
Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011                                                          #16561--7/99

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